UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): June 30, 2005

APPLE REIT SIX, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-51270	20-0620523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Apple REIT Six, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated June 30, 2005 and filed (by the required date) on July 5, 2005 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The below financial statements refer to a group of six hotels subject to separate purchase contracts involving related sellers. As of the date of this report, purchases have been completed for all six hotels (including the five hotels discussed in the Form 8-K being amended by this report).

(b) Pro forma financial information

The below pro forma financial information pertains to the group of hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

(c) Exhibits

None.

Independent Auditors’ Report

To the Board of Directors

Apple Six Hospitality, Inc.

Richmond, Virginia

We have audited the accompanying combined balance sheet of the Western Acquisition Hotels (the Hotels), as of December 31, 2004, and the related combined statements of operations, partners’ deficit and cash flows for the year then ended. These combined financial statements are the responsibility of the management of the hotels. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above, present fairly, in all material respects, the combined financial position of the Hotels as of December 31, 2004, and the results of their combined operations and their combined cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

/s/ L.P. Martin & Company, P.C.

May 20, 2005

WESTERN ACQUISITION HOTELS

COMBINED BALANCE SHEET

DECEMBER 31, 2004

ASSETS
INVESTMENT IN HOTEL PROPERTIES:
Land	$6,424,758
Construction in Progress	7,148,925
Buildings and Improvements	27,800,072
Furnishings and Equipment	5,817,144

TOTAL	47,190,899
Less: Accumulated Depreciation	(11,317,079)

NET INVESTMENT IN HOTEL PROPERTIES	35,873,820

Cash and Cash Equivalents	92,653
Accounts Receivable - Trade	342,217
Prepaids and Other	52,227
Supplies Inventories	439,155
Mortgage Escrows	1,741,720
Due from Affiliates	51,350
Loan Costs, Net	360,365

3,079,687

TOTAL ASSETS	$38,953,507

LIABILITIES AND PARTNERS’ DEFICIT
LIABILITIES:
Mortgages Payable	$34,048,413
Option Payment - Marriott	3,000,000
Accounts Payable - Trade	89,961
Accounts Payable - Hotel Construction	1,433,939
Accrued Compensation and Benefits	72,898
Accrued Expenses	624,206
Deferred Financing Fees	206,500
Due to Affiliates	3,359,502
Unearned Franchise Fees	215,600

TOTAL LIABILITIES	43,051,019
PARTNERS’ DEFICIT	(4,097,512)

TOTAL LIABILITIES AND PARTNERS’ DEFICIT	$38,953,507

The accompanying notes are an integral part of this combined financial statement.

WESTERN ACQUISITION HOTELS

COMBINED STATEMENT OF PARTNERS’ DEFICIT

YEAR ENDED DECEMBER 31, 2004

Balance, January 2, 2004	$(3,526,892)
Net Income	156,941
Equity Distributions, Net	(727,561)

Balance, December 31, 2004	$(4,097,512)

The accompanying notes are an integral part of this combined financial statement.

WESTERN ACQUISITION HOTELS

COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

REVENUES:
Rooms	$8,691,709
Telephone	81,864
Other Operating Departments	125,596
Franchise Fee Income	13,200

TOTAL REVENUES	8,912,369

EXPENSES:
Rooms	2,370,395
Food and Beverage	321,849
Telephone	122,879
General and Administrative	1,102,937
Marketing and Pre-Opening	621,860
Property Operations and Energy	1,068,720
Property Taxes and Insurance	703,536
Depreciation and Amortization	886,766
Management and Royalty Fees	345,857
Interest Expense	1,210,629

TOTAL EXPENSES	8,755,428

NET INCOME	$156,941

The accompanying notes are an integral part of this combined financial statement.

WESTERN ACQUISITION HOTELS

COMBINED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2004

CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income	$156,941
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation	830,949
Amortization	55,817
Franchise Fee Amortization	(13,200)
Change in:
Accounts Receivable - Trade	(540)
Prepaids and Other	(10,191)
Supplies Inventory	(6,796)
Mortgage Escrows	101,401
Due From/To Affiliate	(81,638)
Accounts Payable	(15,932)
Accrued Expenses	99,959

NET CASH FLOWS FROM OPERATING ACTIVITIES	1,116,770

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Properties	(3,833,991)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Loan Proceeds	213,346
Mortgage Loan Curtailments	(105,649)
Affiliate Advances	3,261,740
Equity Distributions	(727,561)

NET CASH FLOWS FROM FINANCING ACTIVITIES	2,641,876

(Continued)

WESTERN ACQUISITION HOTELS

COMBINED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2004

NET DECREASE IN CASH AND CASH EQUIVALENTS	$(75,345)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	167,998

CASH AND CASH EQUIVALENTS, END OF YEAR	$92,653

SUPPLEMENTAL DISCLOSURES:
Interest Paid:
Capitalized to Investment in Hotel Properties	$108,455
Expensed	$1,051,985

NONCASH FINANCING AND INVESTING ACTIVITIES:

During 2004, hotel property purchases in the amounts of $1,433,939 and $7,498,413, respectively, were financed with accounts payable-hotel construction and with construction loan advances.

The payment of the former GMAC mortgage loans in the amount of $26,131,308 and loan costs of $205,346 on the new GMAC mortgage loans were financed with a portion of the proceeds from the new GMAC mortgage loans in the amount of $20,650,000 and $5,900,000 from a Deed of Trust Note with Marriott International Capital Corporation.

Loan costs in the amount of $206,500 were financed by deferred financing fees.

The accompanying notes are an integral part of this combined financial statement.

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

The accompanying combined financial statements present the financial information of the following hotel properties (the Hotels) as of December 31, 2004 and for the year then ended.

Location	Hotel Brand	Owner Entity	Number of Guest Rooms	Opening Date
5211 S. Priest Drive Tempe, AZ	SpringHill Suites by Marriott	Temfield Hotel Property, L. P.	121	October, 1998

5223 S. Priest Drive Tempe, AZ	TownePlace Suites by Marriott	TATP Hotel Property, L. P.	118	September, 1998

1709 E. Lamar Blvd. Arlington, TX	TownePlace Suites by Marriott	TPSA Hotel Property, Ltd.	94	January, 1999

1975 E. Lamar Blvd. Arlington, TX	SpringHill Suites by Marriott	WIV Hotel Property, Ltd.	121	August, 1998

900 W. Walnut Hill Ln. Irving, TX	TownePlace Suites by Marriott	LCTP Hotel Property, Ltd.	135	November, 1998

2500 Museum Way Fort Worth, TX	Residence Inn by Marriott	FtRI, L. P.	150	April, 2005

The above hotel properties were developed by W. I. Realty I, L. P. Daily operations of the Hotels were managed by Texas Western Management Partners, L. P. The assets of each respective partnership entity were managed by W. I. Realty I, L. P. which conducts business under the name Western International.

The SpringHill Suites by Marriott Hotels specialize in providing full service lodging for business or leisure travelers. The TownePlace Suites by Marriott Hotels and Residence Inn by Marriott Hotels specialize in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Economic conditions in the Hotel localities impact the Hotels’ revenues and ability to collect accounts receivable.

At December 31, 2004, the Fort Worth, Texas Residence Inn by Marriott Hotel was under construction, and, accordingly, had not opened for business. Hotel construction was completed and the Hotel opened for business in April, 2005.

(Continued)

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

52/53 Week Year - The Hotels operate on a 52/53 week year ending on the Friday closest to December 31. The financial statements presented encompass the 52 week period beginning January 3, 2004 and ending December 31, 2004.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents includes short-term interest bearing accounts with original maturities of 90 days or less.

Concentrations: Cash maintained at major financial institutions may at times during the year be in excess of the FDIC-insured limit. However, these deposits may be redeemed upon demand, and therefore, bear minimal risk.

Principles of Combination - The combined financial statements include the account balances and transactions of the above noted Hotels. All material intercompany account balances and transactions have been eliminated in combination. Transactions that are entity specific have also been eliminated.

Accounts Receivable - Accounts receivable is comprised primarily of trade receivables due from hotel guests. Management considers all account balances to be fully collectable. It is possible that certain balances will prove to be uncollectible.

Supplies Inventories - Supplies inventories are recorded at estimated cost.

(Continued)

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Investment in Hotels - Land, buildings and improvements and furnishings and equipment are stated at the Owners’ cost. Costs of improvements including interest, financing costs and real estate taxes during the construction period are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Construction in progress consists of costs incurred to construct the Hotels and develop the sites up to the time the Hotels are placed in operation.

Buildings and improvements are depreciated using straight-line methods over fifteen year and forty year lives. Depreciation of furnishings and equipment is calculated using straight-line methods over five year lives.

Asset Impairment - Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. No impairment losses have been recorded to date.

Revenue Recognition - Room revenue represents revenue derived from the rental of rooms. Revenues are recognized as room stays occur.

Income Taxes - Each of the hotels was owned by a limited partnership during the financial statement period. Income and losses of a limited partnership are passed through to the Owners and taxed on their individual income tax returns. Accordingly, the financial statements do not reflect an income tax provision.

Advertising - Advertising costs are expensed in the period incurred.

Loan Costs - Construction loan costs are capitalized to investment in hotel property and are depreciated in accordance with the Hotels’ normal depreciation policies. Permanent loan costs are amortized using straight-line methods over the terms of the respective mortgages. Amortization expense totaled $55,817 for the year ended December 31, 2004.

(Continued)

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

NOTE 3 - RELATED PARTY TRANSACTIONS

The following affiliate fees were expensed during the year ended December 31, 2004:

Payee	Fee Type	Method of Determination	$ Amount
Marriott International, Inc., or Affiliates	Royalty Fees	5.0% of Room Revenue *	$211,692
Marriott International, Inc., or Affiliates	Marketing Fees	1.5% to 2.5% of Room Revenue	$168,880
Marriott International, Inc., or Affiliates	Travel Agent Commission	Transaction Based	$109,604
Marriott International, Inc., or Affiliates	Reservation Expense	Transaction Based	$135,612
Marriott International, Inc., or Affiliates	Systems Maintenance Expense	Transaction Based	$77,667
Texas Western Management Partners, L. P.	Management Fees	3.0% of Gross Revenue *	$134,165
Texas Western Management Partners, L. P.	Accounting Fees	Base Monthly Fee	$149,542

*	Fee suspended for one year beginning June 18, 2004.

The due from affiliates balance at December 31, 2004 is comprised of $31,798 due from Marriott International, Inc. affiliates and $19,552 due from Texas Western Management Partners, L. P. for excess fee payments.

The due to affiliates balance at December 31, 2004 is comprised of $31,557 owed to Marriott International, Inc. and $3,353 owed to Texas Western Management Partners, L. P. for various fees and reimbursables. In addition, W. I. Reality I, L. P. or affiliates have made advances to their hotels in the amount of $3,324,592 through December 31, 2004 to fund hotel operations and capital improvements. Interest expensed on these advances totaled $18,170 in 2004. Interest capitalized to investment in hotel properties totaled $13,062 in 2004.

(Continued)

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

NOTE 3 - RELATED PARTY TRANSACTIONS, (Continued)

In April 2001, each of the Hotel owners, excluding FtRI, L. P. entered into a “Comprehensive Restructuring Agreement” with Marriott International, Inc. affiliates, which revised the respective franchise agreements and extended the franchise terms for twenty years through April, 2021. As an inducement to enter into the agreement, the Marriott affiliates paid each of the Hotel owners “Key Money Contributions” of $52,800. The fees are being amortized straight-line over the twenty year term. The $215,600 unearned franchise fee liability at December 31, 2004 represents the unamortized portion of the proceeds.

On April 20, 2001, TATP Hotel Property, L. P. (TATP) signed an option agreement, which gives a Marriott affiliate (Marriott) the option to purchase the Tempe, Arizona TownePlace Suites by Marriott Hotel property at any time through April 15, 2006 for a price of $14,700,000. In connection with the option, Marriott paid to TATP a $3,000,000 non-refundable option payment. Should Marriott exercise the option, the $3,000,000 option payment is to be applied toward the option price. Should the option expire, Marriott will forfeit the option payment. If TATP notifies Marriott that it has received an offer from a non-affiliated third party to purchase the property, Marriott has 30 days from the date of the notice to exercise the option or the option automatically expires on the 31st day.

NOTE 4 - MORTGAGES PAYABLE

Five of the Hotel properties are encumbered by Deed of Trust Notes with GMAC Commercial Mortgage Corporation, dated June 28, 2004 as follows:

Location	Owners	Hotel Brand	Mortgage Balance
Tempe, AZ	Temfield Hotel Property, L. P.	SpringHill Suites	$4,450,000
Irving, TX	LCTP Hotel Property, Ltd.	TownePlace Suites	$3,835,000
Arlington, TX	TPSA Hotel Property, Ltd.	TownePlace Suites	$3,815,000
Arlington, TX	WIV Hotel Property, Ltd.	SpringHill Suites	$4,050,000
Tempe, AZ	TATP Hotel Property, L. P.	TownePlace Suites	$4,500,000

			$20,650,000

(Continued)

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

NOTE 4 - MORTGAGES PAYABLE, (Continued)

The notes bear interest at the one month libor rate plus 300 basis points and are payable, interest only, through the maturity date, July 1, 2008, at which time all unpaid principal and interest are due. An option to extend the maturity dates for one year is available.

The notes are secured by mortgages on the Hotel properties, assignments of leases, rents and profits, the guarantee of W. I. Realty I, L. P., an assignment of contracts, licenses, permits, agreements, warranties, and approvals and by replacement and repair reserve agreements. Upon maturity or payment in full, each respective note requires the maker to pay a one percent deferred financing fee. These fees are being amortized over the four year terms.

The mortgages required the respective borrowers to deposit a total of $1,158,055 into a repairs escrow account to fund required repairs and capital improvements to the Hotel properties, which must be completed no later than September 30, 2005. The borrowers are also required to make monthly deposits into replacement reserve escrows in an amount equal to 1/12th of 3% of the immediately preceding year’s gross operating revenue to fund future required property replacements.

The Hotels, excluding the Fort Worth Residence Inn by Marriott Hotel, are encumbered by a $5,900,000 Deed of Trust Note with Marriott International Capital Corporation dated June, 2004. The note, which is subordinate to the GMAC Commercial Mortgage Corporation loan, bears interest at a rate of libor plus 300 basis points. Interest only is due and payable monthly. In addition, monthly principal curtailments based on cash flow are required. No principal curtailments were required or made during 2004. If not paid in advance, the entire principal balance is due and payable in full July 1, 2008. A twelve month option to extend the maturity date is available upon satisfaction of certain conditions.

The Fort Worth Residence Inn by Marriott Hotel property is encumbered by a Deed of Trust Note with Compass Bank in the amount of $12,740,000. The note dated March 25, 2004, of which $7,498,413 had been advanced through December 31, 2004, was obtained to provide financing for the construction of the hotel property and purchase of associated furnishings and equipment. The note, which requires monthly payments of interest only, bears interest at libor plus 200 basis points. Any advances made at a date other than the first date of the month bear interest at prime, until the next interest reset date. The note is secured by the Hotel land, buildings and associated personal property and by various other tangible and intangible assets associated with the property and business operations thereon. All outstanding principal and interest are payable in full on September 25, 2005.

(Continued)

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

NOTE 5 - SUBSEQUENT EVENT

The Owners are in negotiations with Apple Six Hospitality, Inc. (Apple) and anticipate selling the Hotels to Apple in May or June, 2005. The expected sales prices should exceed the carrying value of the Hotels’ assets.

WESTERN ACQUISITION HOTELS

COMBINED BALANCE SHEETS (UNAUDITED)

AS OF JUNE 30, 2005 AND DECEMBER 31, 2004

	2005	2004
ASSETS
INVESTMENT IN HOTEL PROPERTIES
Land	$8,177,376	$6,424,758
Construction in Progress	—	7,148,925
Buildings and Improvements	35,689,220	27,800,072
Furnishings and Equipment	7,406,482	5,817,144

TOTAL	51,273,078	47,190,899
Less: Accumulated Depreciation	(11,950,000)	(11,317,079)

NET INVESTMENT IN HOTEL PROPERTIES	39,323,078	35,873,820
Cash and Cash Equivalents	466,849	92,653
Accounts Receivable - Trade	548,076	342,217
Mortgage Escrows	1,768,349	1,741,720
Other Assets, Net	1,022,130	903,097

	3,805,404	3,079,687

TOTAL ASSETS	$43,128,482	$38,953,507

LIABILITIES AND PARTNERS’ DEFICIT
LIABILITIES
Mortgages Payable	$34,250,000	$34,048,413
Option Payment - Marriott	3,000,000	3,000,000
Accounts Payable, Net	88,649	1,596,798
Due to Affiliates	4,122,069	3,359,502
Accrued Expenses and Other Liabilities	477,129	1,046,306

TOTAL LIABILITIES	41,937,847	43,051,019
PARTNERS’ EQUITY (DEFICIT)	1,190,636	(4,097,512)

TOTAL LIABILITIES AND PARTNERS’ DEFICIT	$43,128,483	$38,953,507

See also the audited financial statements included as part of this filing.

WESTERN ACQUISITION HOTELS

COMBINED STATEMENTS OF INCOME (UNAUDITED)

SIX MONTHS ENDED JUNE 30, 2005 AND 2004

	2005	2004
REVENUES:
Rooms	$6,557,981	$4,844,223
Other	154,484	119,184

TOTAL REVENUES	6,712,465	4,963,407

EXPENSES:
Operating Expenses	2,501,187	1,999,522
General and Administrative	836,276	626,578
Property Taxes, Insurance, and Other	487,724	610,071
Depreciation and Amortization	691,911	385,652
Management and Royalty Fees	302,184	230,901
Interest Expense	797,648	518,270

TOTAL EXPENSES	5,616,930	4,370,994

NET INCOME	$1,095,535	$592,413

See also the audited financial statements included as part of this filing.

WESTERN ACQUISITION HOTELS

COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)

SIX MONTHS ENDED JUNE 30, 2005 AND 2004

	2005	2004
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income	$1,095,535	$592,413
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation and Amortization	691,911	385,652
Change in:
Accounts Receivable - Trade	(205,859)	(740,641)
Other Assets, Net	(160,829)	477,547
Mortgage Escrows	(26,629)	533,641
Due From/To Affiliates	745,373	148,003
Accounts Payable	(1,508,149)	(24,053)
Accrued Expenses and Other Liabilities	(569,177)	(237,698)

NET CASH FLOWS FROM OPERATING ACTIVITIES	62,176	1,134,864

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Properties	(4,082,179)	(2,967,875)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Loan Proceeds	201,587	1,957,093
Equity Contributions (Distributions)	4,192,612	(199,427)

NET CASH FLOWS FROM FINANCING ACTIVITIES	4,394,199	1,757,666

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	374,196	(75,345)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	92,653	167,998

CASH AND CASH EQUIVALENTS, END OF PERIOD	$466,849	$92,653

See also the audited financial statements included as part of this filing.

Apple REIT Six, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005 (unaudited)

(in thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Six, Inc. (“AR6”) gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Acquisition Date
Blumberg Acquisition (14 Hotels):
Courtyard	Dothan, AL	$8.0	August 11, 2005
Courtyard	Panama City, FL	9.2	Pending
Courtyard	Pensacola, FL	11.3	August 25, 2005
Courtyard	Tuscaloosa, AL	7.6	August 25, 2005
Courtyard	Valdosta, GA	8.3	Pending
Fairfield Inn	Birmingham, AL	2.2	August 25, 2005
Fairfield Inn	Huntsville, AL	5.0	Pending
Fairfield Inn	Orange Park, FL	7.2	Pending
Fairfield Inn	Pensacola, FL	4.9	August 25, 2005
Fairfield Inn	Tuscaloosa, AL	4.0	August 25, 2005
Hampton Inn & Suites	Pensacola, FL	9.3	July 22, 2005
Springhill Suites	Clearwater, FL	6.9	Pending
Springhill Suites	Montgomery, AL	6.8	Pending
Springhill Suites	Savannah, GA	5.4	Pending

	Total	$96.1

This pro forma Balance Sheet also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Larry Blumberg & Associates, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of AR6 and the historical balance sheets of the hotels.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of AR6 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2005, nor does it purport to represent the future financial position of AR6.

The unaudited pro forma condensed consolidated balance sheets should be read in conjunction with, and are qualified in their entirety by, the historical consolidated balance sheets of the acquired hotels included in this document.

Balance Sheet as of June 30, 2005 (unaudited)

(in thousands)

	Company Historical Balance Sheet	Blumberg Acquisition	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$379,348	$34,732	$98,022	(A)	$477,370
			(34,732	)(B)
Cash and cash equivalents	167,292	2,883	(70,055	)(C),(F)	100,120
Restricted cash-furniture, fixtures and equipment escrow	3,107	—	—		3,107
Other assets	13,781	6,943	(6,943	)(C)	13,781

Total Assets	$563,528	$44,558	$(13,708)		$594,378

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Mortgage notes payable	$16,450	$36,180	$(5,330	)(D)	$47,300
Accounts payable and accrued expenses	1,322	7,390	(7,390	)(D)	1,322

Total Liabilities	17,772	43,570	(12,720)		48,622
Shareholders’ equity (deficit)	—	988	(988	)(E)	—
Class B Convertible Stock, no par value, authorized 240,000 shares	24	—	—		24
Common stock, no par value, authorized 200,000,000 shares	564,248	—	—		564,248
Distribution greater than net income	(18,516)	—	—		(18,516)

Total Shareholders’ Equity	545,756	988	(988)		545,756

Total Liabilities and Shareholders’ Equity	$563,528	$44,558	$(13,708)		$594,378

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 14 properties, that have been, or will be, purchased after June 30, 2005, consists of the following.

This purchase price allocation is preliminary and subject to change.

	LBA
Purchase price per contract	$96,100
Acquisition fee payable to Apple Suites Realty Group (2%)	1,922

Investment in hotel properties	98,022	(A)
Liabilities assumed	(30,850)

Total purchase price	$67,172	(F)

(B)	Represents elimination of historical net carrying value of real estate under prior owner.

(C)	Represents elimination of assets associated with prior owner.

(D)	Represents elimination of liabilities associated with prior owner.

(E)	Represents elimination of shareholders’ equity associated with the prior owner.

(F)	Represents the reduction of cash and cash equivalents by the amount required to fund the two acquisitions.

Apple REIT Six, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2004 and the six months ended June 30, 2005

(in thousands)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Six, Inc. (“AR6”) gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Acquisition Date
Springhill Suites	Forth Worth, TX	$13.3	May 28, 2004
Courtyard	Myrtle Beach, SC	9.2	June 8, 2004
Marriott	Redmond, WA	64.0	July 7, 2004
Marriott	Boulder, CO	30.0	May 9, 2005
Stonebridge Portfolio (10 Hotels):
Hilton Garden Inn	Anchorage, AK	18.9	October 12, 2004
Homewood Suites	Anchorage, AK	13.2	October 12, 2004
Hilton Garden Inn	Arcadia, CA	12.0	October 12, 2004
Springhill Suites	Arcadia, CA	8.1	October 12, 2004
Hampton Inn & Suites	Glendale, CO	14.7	October 12, 2004
Hampton Inn	Lakewood, CO	10.6	October 12, 2004
Hilton Garden Inn	Lake Forest, CA	11.4	October 12, 2004
Hampton Inn	Phoenix, AZ	6.7	October 12, 2004
Hampton Inn	Anchorage, AK	11.5	March 14, 2005
Hampton Inn	Foothill Ranch, CA	7.4	April 21, 2005
Blumberg Acquisition (19 Hotels):
Courtyard	Dothan, AL	8.0	August 11, 2005
Courtyard	Panama City, FL	9.2	Pending
Courtyard	Pensacola, FL	11.4	August 25, 2005
Courtyard	Tuscaloosa, AL	7.6	August 25, 2005
Courtyard	Valdosta, GA	8.3	Pending
Courtyard	Albany, GA	8.6	June 24, 2005
Fairfield Inn	Birmingham, AL	2.2	August 25, 2005
Fairfield Inn	Huntsville, AL	5.0	Pending
Fairfield Inn	Orange Park, FL	7.2	Pending
Fairfield Inn	Pensacola, FL	4.9	August 25, 2005
Fairfield Inn	Tuscaloosa, AL	4.0	August 25, 2005
Hampton Inn & Suites	Dothan, AL	8.7	June 24, 2005
Hampton Inn & Suites	Pensacola, FL	9.3	July 22, 2005
Springhill Suites	Clearwater, FL	6.9	Pending
Springhill Suites	Montgomery, AL	6.8	Pending
Springhill Suites	Savannah, GA	5.4	Pending
Residence Inn	Lakeland, FL	9.9	June 24, 2005
Residence Inn	Huntsville, AL	8.3	June 24, 2005
Residence Inn	Columbus, GA	7.9	June 24, 2005
Western Acquisition (6 Hotels):
Springhill Suites	Tempe, AZ	8.1	June 30, 2005
Springhill Suites	Arlington, TX	7.5	June 30, 2005
Town Place Suites	Tempe, AZ	8.1	June 30, 2005
Town Place Suites	Arlington, TX	7.1	June 30, 2005
Town Place Suites	Las Colinas, TX	7.2	June 30, 2005
Residence Inn	Ft. Worth, TX	17.0	May 6, 2005

	Total	$425.6

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Marriott International, Inc., Stonebridge Realty Advisors, Inc., Larry Blumberg & Associates, Inc., Western International, Inc., or White Lodging Services Corporation under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of AR6 and the historical Statement of Operations of the hotels.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of AR6 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of January 1, 2004, nor does it purport to represent the future financial position of AR6.

The unaudited pro forma condensed consolidated statement of operations should be read in conjunction with, and are qualified in their entirety by, the historical consolidated statement of operations of the acquired hotels included in this prospectus.

For the year ended December 31, 2004 (unaudited)

	Company Historical Statement of Operations (A)	Springhill Suites by Marriott Ft. Worth (A)	Courtyard by Marriott Myrtle Beach (A)	Marriott Town Center Redmond (A)	Stonebridge Portfolio (A)	Marriott Boulder (A)	Blumberg Acquisition (A)	Western Acquisition (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Suite revenue	$12,092	$—	$877	$—	$22,495	$5,527	$25,623	$8,692	$—		$75,306
Other operating revenue	2,343	—	73	—	1,293	1,957	833	220	—		6,719

Total revenue	14,435	—	950	—	23,788	7,484	26,456	8,912	—		82,025
Expenses:
Operating expenses	9,247	—	412	—	11,820	3,709	9,226	4,504	—		38,918
General and administrative	1,210	18	83	212	317	179	1,574	1,103	736	(B)	5,432
Management fees	503	—	67	—	1,275	1,074	3,386	346			6,651
Taxes, insurance and other	663	—	64	—	1,174	456	2,169	704	(78	)(H)	5,152
Depreciation of real estate owned	1,881	—	—	—	2,801	533	3,156	887	(382	)(C),(D)	8,876
Interest, net	(328)	—	—	—	3,185	1,226	2,909	1,211	(4,639	)(E)	3,564

Total expenses	13,176	18	626	212	20,572	7,177	22,420	8,755	(4,363)		68,593
Income tax expense	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$1,259	$(18)	$324	$(212)	$3,216	$307	$4,036	$157	$4,363		$13,432

Earnings per common share:
Basic and diluted	$0.10										$0.44

Basic and diluted weighted average common shares outstanding	12,300								18,475	(F)	30,775

For the six months ended June 30, 2005 (unaudited)

	Company Historical Statement of Operations (A)	Stonebridge Portfolio (A)	Marriott Boulder (A)	Blumberg Acquisition (A)	Western Acquisition (A)	Pro forma Adjustments		Total Pro Forma
Revenue:
Suite revenue	$27,674	$936	$1,792	$15,608	$5,822	$—		$51,832
Other operating revenue	3,824	24	567	516	119	—		5,050

Total revenue	31,498	960	2,359	16,124	5,941	—		56,882
Expenses:
Operating expenses	15,840	385	1,224	4,991	2,213	—		24,653
General and administrative	1,356	22	287	1,385	776	204	(B)	4,030
Management fees	1,844	107	220	2,101	250	—		4,522
Taxes, insurance and other	1,523	265	71	796	438	—		3,093
Depreciation of real estate owned	3,345	103	74	1,393	601	436	(C),(D)	5,952
Interest, net	(1,316)	162	328	1,743	798	(179	)(E)	1,536

Total expenses	22,592	1,044	2,204	12,409	5,076	461		43,786
Income tax expense	—	—	—	—	—	—	(G)	—

Net income (loss)	$8,906	$(84)	$155	$3,715	$865	$(461)		$13,096

Earnings per common share:
Basic and diluted	$0.20							$0.29

Basic and diluted weighted average common shares outstanding	44,521							44,521

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels acquired on a pro forma basis as if the hotels were owned by the Company at January 1, 2004 and for the respective periods prior to acquisition by the Company in 2004 and 2005. Additionally, 6 properties began operations in 2004 one began operations in 2005, and three were under construction as of June 30, 2005. Therefore, these hotels had limited historical operational activity The properties and their respective opening dates were as follows: Homewood Suites, Anchorage - 03/09/2004, Hilton Garden Inn, Lake Forest - 3/31/2004, Springhill Suites, Ft. Worth - 05/28/2004, Marriott, Redmond - 6/19/2004, Courtyard, Albany - 11/11/2004, Hampton Inn & Suites, Dothan, 12/1/2004, Residence Inn, Ft. Worth - 4/13/05, Hampton Inn & Suites, Pensacola - under construction, Courtyard, Panama City - under construction, and Springhill Suites, Clearwater - under construction.

(B)	Represents the advisory fee of .15% of accumulated capital contributions under the “best efforts” offering for the period of time not owned by the Company plus anticipated legal and accounting fees, and other costs associated with being a public company.

(C)	Represents the elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operations. The weighted average lives of the depreciable assets are 39 years for building and 7 years for FF&E. The estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Represents elimination of interest income on cash used to fund acquisitions as well as interest expense related to prior the owner’s debt, which was not assumed.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel. The calculation assumes all properties were acquired on the later of January 1, 2004 or the date the hotel opened:

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiary is zero based on the contractual agreements put in place between the Company and our lessee based on a combined rate of 40%. Based on the terms of the lease agreements our taxable subsidiary would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H)	Represents elimination of a non-recurring expense related to prior owner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Six, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, President

September 7, 2005